111 South Wacker Drive, 34th Floor
Chicago, IL 60606-4302
harborcapital.com

Supplement to Statement of Additional Information dated March 1, 2025

June 11, 2025
Effective July 1, 2025 (the “Effective Date”), Owuraka Koney, CFA will join Kathleen A. McCarragher, Blair A. Boyer and Natasha Kuhlkin as a portfolio manager to Harbor Capital Appreciation Fund (the “Fund”).
Ms. McCarragher has announced her intention to retire from Jennison Associates LLC (“Jennison”) in mid-2026. She will continue to serve as a portfolio manager to the Fund through February 28, 2026. In connection with Jennison’s succession planning, Ms. Kuhlkin, who has served as a portfolio manager to the Fund since 2019, will join Ms. McCarragher and Mr. Boyer as a Co-Head of Growth Equity at Jennison, also effective July 1, 2025.

As of the Effective Date, the following is added to “The Portfolio Managers - Other Accounts Managed” section for Harbor Capital Appreciation Fund and is as of May 30, 2025:
	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)	# of Accounts	Total Assets (in millions)
Harbor Capital Appreciation Fund
Owuraka Koney, CFA
All Accounts	0	$—	0	$—	8	$698
Accounts where advisory fee is based on account performance (subset of above)	0	—	0	—	0	—

As of the Effective Date, the following is added to “The Portfolio Managers - Securities Ownership” section for Jennison Associates LLC:
As of May 30, 2025, Mr. Koney did not beneficially own any shares of Harbor Capital Appreciation Fund.
Investors Should Retain This Supplement For Future Reference
S0625.SAI.HF